UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2023

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of Incorporation)	(Commission File Number.)	(IRS Employer Identification No.)

One Research Court, Suite 450

Rockville, Maryland 20850

(Address Of Principal Executive Offices) (Zip Code)

240-430-4212

Registrant’s telephone Number, including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement Definitive Agreement

On March 16, 2023, Shuttle Pharmaceuticals Inc. (“Shuttle Pharma”), a Maryland corporation and the wholly-owned subsidiary of Shuttle Pharmaceuticals Holdings, Inc., a Delaware corporation (the “Company”), entered into a research agreement (the “Research Agreement”) with Georgetown University (“Georgetown”) for testing small molecule radiation sensitizers and immune activation candidates discovered and developed by Shuttle Pharma in cell-based and animal xenograft models. Under the Research Agreement, Georgetown will provide researching and testing services to Shuttle Pharma for a total estimated cost of $128,400. The Research Agreement has a term of one year from April 1, 2023 through March 31, 2024.

In conjunction with the Research Agreement, Shuttle Pharma entered into a material transfer agreement (the “MTA”), dated March 21, 2023, with Georgetown. Under the MTA, Shuttle Pharma agreed to transfer research quantities of candidate drug molecules to Georgetown, which Materials will be used by Georgetown solely to carry out additional research for Shuttle Pharma and which Materials shall at all times remain the property of Shuttle Pharma.

The foregoing summaries of each of the Research Agreement and the MTA do not purport to be complete and is each qualified in its entirety by reference to the Research Agreement and MTA, which are attached as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On March 21, 2023, the Company’s audit committee selected FORVIS LLP (the “New Accountant”) to serve as the Company’s independent registered public accounting firm for the review of its Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for the year ending December 31, 2023. As a result, the audit committee determined that BF Borgers CPA PC (the “Former Accountant”) would no longer serve as the Company’s independent registered public accounting firm, effective as of March 21, 2023.

The Former Accountant’s audit report on our financial statements for the years ended December 31, 2021 and 2022 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the financial statements of the Company for the year ended December 31, 2021 contained an uncertainty about the Company’s ability to continue as a going concern (the “Going Concern Opinion”). The Former Auditor’s Going Concern Opinion was resolved following the Company’s completion of its approximately $11.4 million initial public offering in September 2022 and subsequent $4.0 million private placement in January 2023.

For the years ended December 31, 2022 and 2021 and through the date of this Current Report on Form 8-K, the Company had no “disagreements” (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods.

There were no reportable events for the years ended December 31, 2022 or 2021 and through the date of this Current Report on Form 8-K, there were no reportable events as defined in item 304(a)(1)(v) of Regulation S-K.

Prior to retaining the New Accountant, the Company did not consult with the New Accountant regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or a “reportable event” (as those terms are defined in Item 304(a)(1)(iv) and (a)(1)(v) of Regulation S-K, respectively).

On March 21 2023, the Company provided the Former Accountant with the disclosures contained in this Current Report on Form 8-K disclosing the dismissal of the Former Accountant and requested in writing that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant’s response is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure

On March 22, 2023, the Company posted an updated investor presentation on its website at www.shuttlepharma.com. A copy of the updated investor presentation is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events

On March 22, 2023, the Company issued a press release announcing that Shuttle Pharma entered into the Research Agreement set forth in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

The information set forth in Item 7.01 and Item 8.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Research Agreement, dated March 16, 2023, between Shuttle Pharmaceuticals, Inc. and Georgetown University
10.2	Material Transfer Agreement, dated March 21, 2023, between Shuttle Pharmaceuticals, Inc. and Georgetown University
16.1	Letter from BF Borgers CPA PC to the Securities and Exchange Commission
99.1	Press Release of Shuttle Pharmaceuticals Holdings, Inc. dated March 22, 2023
99.2	Investor Deck, dated March 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2023

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

By:	/s/ Anatoly Dritschilo
Name:	Anatoly Dritschilo
Title:	Chief Executive Officer

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